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                                                                   Exhibit 10.10

                            DQE ENERGY SERVICES, INC.
                            EQUITY PARTICIPATION PLAN

                                    Article I

                           Purpose and Effective Date
                           --------------------------

          The purpose of this Plan is to promote the short-term and long-term growth and profitability of DQE Energy Services, Inc. by providing Participants with a financial interest in such growth and profitability and a financial incentive to achieve pre-established minimum individual and company performance goals. This Plan is effective as of January 1, 1999. Attached to this Plan as Appendix A is a hypothetical example showing how certain features of the Plan are intended to operate. This example is for illustration purposes only and shall not be construed as predicting or assuring any particular financial result or Plan benefit.

                                   Article II

                                   Definitions
                                   -----------

          Section 2.1 Allocation Percentage shall mean, with respect to any
                      ---------------------
Participant, the percentage of the Annual Company Value Increase allocated to such Participant under Section 5.2 (a), as recommended by the President and approved by the Committee. The Allocation Percentages of all Participants and the Allocation Percentage, if any, reserved by the Committee pursuant to Section 5.4, may total 10% or less.

          Section 2.2 Annual Company Value Change for a Fiscal Year shall mean
                      ---------------------------
the dollar value increase or decrease of the Company Value, determined by comparing the Company Value as of the last day of such Fiscal Year with (i) for the initial Fiscal Year of a Participant's participation in the Plan: (which shall be Fiscal Year 1999 for the initial Participants), the Base Company Value, and (ii) for subsequent Fiscal Years, the Company Value as of the last day of the immediately preceding Fiscal Year, and then subtracting from such increase or decrease the
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cost attributable to the Capital Deposits for such Fiscal Year as determined by the Board of Directors in its sole discretion. Appendix B sets forth the cost of capital that will be used for this purpose. Appendix B may be amended from time to time by the Board of Directors in its sole and absolute discretion.

          Section 2.3 Annual Incentive Allocation shall mean, with respect to a
                      ---------------------------
Participant for a Fiscal Year, the amount determined by multiplying such Participant's Allocation Percentage by the dollar value of the Annual Company Value Change for such Fiscal Year.

          Section 2.4 Annual Payment Amount shall be the amount, if any, of a
                      ---------------------
Participant's Capital Account that is payable to the Participant for a particular Fiscal Year, as determined in accordance with Section 5.3.

          Section 2.5 Base Company Value shall mean (i) with respect to all
                      ------------------
Participants who are first eligible for the plan for Fiscal Year 1999, the Capital Deposits at December 31,1998, and (ii) with respect to all other Participants, the Company Value as of the last day of the Fiscal Year immediately preceding the Fiscal Year for which participation of such Participant begins.

          Section 2.6 Board of Directors shall mean the Board of Directors of
                      ------------------
the Company.

          Section 2.7 Capital Account shall mean a bookkeeping account
                      ---------------
established by the Company on behalf of a Participant to record the aggregate amount of such Participant's Annual Incentive Allocations pursuant to Sections 5.2(c). The amount credited to a Participant's Capital Account shall be reduced by the amount of all distributions and payments made to the Participant pursuant to Section 5.3 and Article VI.

          Section 2.8 Capital Deposits shall mean the total book value of the
                      ----------------
capital provided to the Company by DQE and its other affiliates or otherwise raised by the Company, including without limitation, equity investments, loans, working capital and capital expenditures.

                                       2
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The Capital Deposits with respect to any particular Fiscal Year shall be the average of the Capital Deposits as of the last day of each month within such Fiscal Year.

          Section 2.9 Cause shall mean any of the following that is demonstrably
                      -----
and materially injurious to the interest, property, operations, business or reputation of the Company or any of its affiliates:

          (a) the Participant's breach of the Guidelines for Ethical Conduct of DQE and its Family of Companies, as in effect from time to time;

          (b) the Participant's theft or embezzlement, or attempted theft or embezzlement, of money or property of the Company or its affiliates; the Participant's perpetration or attempted perpetration of fraud, or his participation in a fraud or attempted fraud, on the Company or its affiliates; or the Participant's unauthorized appropriation of, or his intentional attempt to misappropriate, any tangible or intangible assets or property of the Company or its affiliates; or

          (c) any act or acts of disloyalty, misconduct, or moral turpitude by the Participant or the Participant's conviction of a crime.

          Section 2.10 Change in Control shall mean the occurrence of any of the
                       -----------------
following:

          (a) any transaction that results in DQE and its subsidiaries (which shall include any corporation in an unbroken chain of corporations beginning with DQE if each of the corporations other than the last corporation in the unbroken chain owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in the chain) (collectively, the "DQE Group") no longer being the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended, which shall in any event include having the power to vote (or cause to be voted at the direction of any member of the DQE

                                       3
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     Group) pursuant to contract, irrevocable proxy or otherwise) of stock possessing more than fifty percent (50%) of the combined voting power of the issued and outstanding shares of all classes of the Company's stock entitled to vote generally in the election of directors, whether as a result of the issuance of securities of the Company, any direct or indirect transfer of securities of the Company, or otherwise, provided, however, that a Change in Control shall not be deemed to have occurred solely as a result of a public offering of securities by the Company, regardless of the level of the DQE Group's ownership of the Company's stock following such offering; or

          (b) consummation of a reorganization, merger or consolidation involving the Company, unless, following such reorganization, merger or consolidation involving the Company, the DQE Group beneficially owns, directly or indirectly, stock possessing more than fifty percent (50%) of the total combined voting power of the issued and outstanding shares of all classes or voting stock of the corporation resulting from such reorganization, merger or consolidation; or

          (c) a complete liquidation or dissolution of the Company; or

          (d) the sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, following such sale or disposition, the DQE Group beneficially owns, directly or indirectly, stock possessing at least fifty percent (50%) of the total combined voting power of the issued and outstanding shares of all classes of voting stock; or

          (e) As a result of a business transaction (i) individuals who were members of the Board of Directors of DQE immediately prior to the transaction cease for any reason to constitute at least 50% of the Board of Directors of the surviving entity or (ii) the shares of DQE Common Stock cease to be publicly traded.

          Section 2.11 Committee shall mean the Compensation Committee of the
                       ---------
Board of Directors.

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          Section 2.12 Company shall mean DQE Energy Services, Inc., a
                       -------
Pennsylvania corporation, and its successors.

          Section 2.13 Company Value shall mean the total value of the Company
                       -------------
as determined in accordance with Section 5.1.

          Section 2.14 Determination Date shall mean December 31, 2003 for the
                       ------------------
President and December 31, 2004 for all other Participants; provided, however, that the President may, by written notice given to the Committee prior to December 31, 2003, elect to extend the Determination Date for the President unti1 December 31, 2004 in which event the Determination Date for all other Participants shall be extended until December 31, 2005; provided further, however, that the occurrence of the Determination Date may be accelerated upon a termination or curtailment of the Plan, as set forth in Article VII.

          Section 2.15 DQE shall mean DQE, Inc., a Pennsylvania corporation, and
                       ---
its successors.

          Section 2.16 Disability shall mean a Total and Permanent Disability,
                       ----------
as such term is defined in the Retirement Plan for Employees of Duquesne Light Company and the Supplemental Retirement Plan for Non-Represented Employees of Duquesne Light Company.

          Section 2.17 Effective Date shall mean January 1, 1999.
                       --------------

          Section 2.18 Fiscal Year shall mean a fiscal year of the Company that
                       -----------
ends after January 1, 1999 and on or before the Determination Date.

          Section 2.19 Final Award shall mean the amount payable to a
                       -----------
Participant in accordance with Section 6.1.

                                       5
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          Section 2.20 Participant shall mean the President and any other
                       -----------
employee of the Company who is designated as eligible to participate in the Plan pursuant to Article IV hereof.

          Section 2.21 Participation Notice shall mean a written notice from the
                       --------------------
Company to a Participant which shall set forth the Participant's Allocation Percentage, provisions with regard to distributions, an other terms and conditions and supplemental provisions as shall be applicable to the Participant. The terms and conditions set forth in a Participation Notice shall be incorporated by reference into, and shall become a part of, this Plan as it applies to such Participant.

          Section 2.22 Performance Goals shall mean, with respect to a
                       -----------------
Participant for a Fiscal Year, the individual and/or corporate performance goals established for such Participant for such Fiscal Year by the Committee. The President shall, prior to or as soon as practicable after the beginning of a Fiscal Year, notify each Participant in writing of the Performance Goals established for such Participant for such Fiscal Year. Notwithstanding the foregoing, the President shall notify each Participant of the Performance Goals established for the Fiscal Year beginning January 1, 1999 as soon as practicable after this Plan is adopted. The Committee shall have the sole discretion to determine the extent to which a Participant's Performance Goals have been achieved (i.e. the Participant's Performance Percentage).

          Section 2.23 Performance Percentage shall mean, for each Fiscal Year,
                       ----------------------
the percentage of a Participant's Performance Goals that is determined by the Committee to have been achieved.

          Section 2.24 Plan shall mean this DQE Energy Services, Inc. Equity
                       ----
Participation Plan, as the same may be amended from time to time.

          Section 2.25 President shall mean, as of any particular date, the
                       ---------
person serving as the President of the Company on such date.

                                       6
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          Section 2.26 Resignation for Good Reason shall mean the resignation
                       ---------------------------
from employment by a Participant following a Change in Control if such resignation occurs within thirty (30) days after anyone of the following events:

          (a)  a reduction of such Participant's Allocation Percentage; or

          (b)  a reduction of such Participant's base salary .

                                   Article III

                                 Administration
                                 ---------------

          Except as otherwise expressly provided herein, this Plan shall be administered by the Committee, which shall have the full power, authority and discretion to construe and interpret the Plan (including, without limitation, Plan provisions relating to the eligibility of individual employees of the Company to participate in or receive benefits under the Plan), to make all financial and other determinations required under the Plan (except for the determination of Company Value pursuant to Section 5.1, which shall be made by the Board of Directors), to establish and amend administrative regulations hereunder, to recommend to the Board of Directors substantive modifications to the Plan and to take such other actions as it may deem necessary or appropriate to further the purposes of the Plan. In carrying out its functions under the Plan, the Committee shall be under no obligation to treat Participants uniformly, and may treat any Participant or group of Participants differently from any other Participant or group of Participants. The Committee may delegate all or any portion of its administrative responsibilities under the Plan to one or more other employees of the Company or of DQE or its affiliates. All decisions, actions or interpretations of the Committee and its designees shall be final, binding and conclusive upon all persons. No person shall be liable for any action taken or determination made in good faith in the administration of this Plan. All persons acting in good faith to administer the Plan shall be fully indemnified for, and held harmless against, any liability arising out of the administration of the Plan.

                                   Article IV

                                  Participation
                                  -------------

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          The Participants shall be the President and each other key employee of the Company who is recommended for participation by the President and approved by the Committee. The President shall also recommend, subject to Committee approval, the Allocation Percentages of the Participants other than the President. Each Participant shall be given a timely Participation Notice for each Fiscal Year. Once an employee is designated as a Participant, he or she shall continue as such for each succeeding Fiscal Year during the term of this Plan; provided, however, that no employee shall be eligible to participate in the Plan for any Fiscal Year beginning after the date of such employee's termination of employment with the Company; and provided further, however, that the Committee may adjust or reduce to zero the Allocation Percentages of one or more Participants for future Fiscal Years upon written notice to the Participant(s) prior to or as soon as practicable after the beginning of the first Fiscal Year to which such change is to apply. As a condition to his or her participation under this Plan, each Participant shall be required to enter into a Non-Compete and Confidentiality Agreement with the Company, which Agreement shall be in form and substance satisfactory to the Committee, and execute such other documents and agreements as the Committee may request from time to time.

                                    Article V

          Determination and Disposition of Annual Incentive Allocations
          --------------------------------------------------------------

          Section 5.1 Determination of Company Value. Except as otherwise
                      ------------------------------
provided in Section 6.1(c), Company Value shall be determined in accordance with this Section 5.1. As soon as administratively practicable after the end of each Fiscal Year, the Board of Directors of the Company shall determine, in its sole and absolute discretion, the Company Value as of the last day of such Fiscal Year. Such Company Value shall equal the sum of (a) the fair market value of the Company as of such date, and (b) the cumulative dollar value of any dividends or other distributions paid by the Company to its shareholder(s) after the Effective Date and on or before the applicable valuation date, less the Capital Deposits as of the applicable valuation date. The Company Value shall be based on a valuation, paid for by the Company, by an appraisal firm selected by the Committee, using such assumptions and methodologies as the Committee shall approve from time to time in good faith; provided, however, that if the

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Common Stock of the Company is actively traded on an established securities market, the public trading price of such Common Stock will be used to establish the Company Value. Such determination of Company Value shall take into account and fully reflect the cost to the Company of administering and providing the benefits contemplated by this Plan. Notwithstanding the foregoing, in the event there is a contemporaneous sale of all of a portion of the Company or its assets that the Board of Directors believes, in its sole discretion, establishes an appropriate standard for Company Value, then that transaction price shall be used in determining Company Value. It is understood that by giving notice to the President within a reasonable period of time prior to the Determination Date, the Board of Directors may direct the Company to sell certain of its assets prior to the Determination Date if the Board deems such sale(s) to be necessary or appropriate to establish the Company Value. It is further understood that the Board of Directors in its sole discretion, acting in good faith, shall make such adjustments as it determines to be appropriate to reflect the effect on Company Value of any restructuring within DQE's affiliated group which involves the Company or any of its assets.

          Section 5.2 Annual Incentive Allocations.
                      -----------------------------

          (a) Determination of Amounts. After determining the Company Value for
              ------------------------
     a Fiscal Year in accordance with Section 5.1, but subject to the employment requirement set forth in Section 5.2(b), the Committee shall determine the Annual Incentive Allocation of each Participant by multiplying the aggregate Annual Company Value Change by such Participant's Allocation Percentage.

          (b) Employment Requirement. A Participant generally must be employed
              ----------------------
     by the Company on the last day of a Fiscal Year in order to receive an Annual Incentive Allocation for such Fiscal Year; provided, however, that
     (i) in the event of a Participant's death or Disability during a Fiscal Year, such Participant shall be entitled to an Annual Incentive Allocation for such Fiscal Year equal to the Annual Incentive Allocation determined pursuant to Section 5.2(a) above multiplied by a fraction, the numerator of which is the number of days in such Fiscal Year preceding such Participant's death or Disability and the denominator of which is the total number of days in such Fiscal Year

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     and (ii) in the event of the termination of the Participant's employment by the Company without Cause (A) during a Fiscal Year with respect to which the Annual Company Value Change is a negative amount, such Participant shall receive a full Annual Incentive Allocation for such Fiscal Year, and
     (B) during a Fiscal Year with respect to which the Annual Company Value Change is a positive amount, such Participant shall be entitled to an Annual Incentive Allocation for such Fiscal Year equal to the Annual Incentive Allocation determined pursuant to Section 5.2(a) above multiplied by a fraction, the numerator of which is the number of days in such Fiscal Year preceding such Participant's date of termination and the denominator of which is the total number of days in such Fiscal Year. In addition, the Committee may, but shall not be required to, make an exception to the requirement of employment on the last day of a Fiscal Year in the event of a Participant's termination of employment with the Company for any other reason. Any Annual Incentive Allocation credited to a Participant pursuant to this Section 5.2(b) shall be the final Annual Incentive Allocation for which such Participant shall be eligible.

          (c) Adjustment of Capital Account. Each Participant's Annual Incentive
              -----------------------------
     Allocation for a Fiscal Year shall be credited (or debited) to the Participant's Capital Account. If the Annual Incentive Allocation is a positive amount for such Fiscal Year, the Capital Account of the Participant shall be increased by his or her Annual Incentive Allocation for such Fiscal Year. If the Annual Incentive Allocation is a negative amount for such Fiscal Year, the Capital Account of the Participant shall be decreased by his or her Annual Incentive Allocation for such Fiscal Year.

          Section 5.3 Annual Payment. If a Participant's Capital Account is a
                      --------------
positive number, and if the Participant attained all or a portion of his or her Performance Goals for the Fiscal Year, then as soon as administratively practicable after the determination of each Participant's Annual Incentive Allocation for a Fiscal Year and the corresponding adjustment of Capital Accounts pursuant to Section 5.2(c), the Company shall distribute to each eligible Participant his or her Annual Payment Amount, which shall be equal to the excess of (a) the net cumulative amount of the Annual Incentive Allocations credited or debited to the Participant's

Capital Account for all Fiscal Years to and including the most recently completed Fiscal Year times one-third (1/3) times the Participant's Performance Percentage for the Fiscal Year over (b) the total Annual Payment Amounts previously paid to the Participant under this Section 5.3. provided, however, that each Participant's Annual Payment Amount shall be proportionately reduced (but not below zero) to the extent that for any Fiscal Year for which the Company's after-tax return on average capital employed, as determined by the Committee in its sole discretion, is less than 8%. A Participant's Annual Payment Amount shall be paid in cash or in such other form as the Committee shall determine.

          Section 5.4 Reserve Allocations. Notwithstanding any other provision
                      -------------------
of this Plan to the contrary, the Committee may for any Fiscal Year hold an Allocation Percentage in reserve, and the value associated with such reserved Allocation Percentage shall not be allocated to any Participant unless the Committee determines otherwise.

                                   Article VI

                               Final Distributions
                               --------------------

          Section 6.1 Determination and Distributions of Final Awards.
                      -----------------------------------------------

          (a) Distribution Following Determination Date. Subject to Section
              -----------------------------------------
     6.1(c), after the Determination Date, the Committee shall determine the Final Award of each Participant who is then an employee of the Company, which shall be the aggregate amount credited to each Participant's Capital Account as of the Determination Date. Such Final Awards shall be paid to the Participants in cash, marketable securities or such other form as may be set forth in such Participant's Participation Notice. If all or substantially all of the Company or its assets is sold within six months after the date the amount of the Final Awards is determined and the value received results in a higher valuation determination for the Company than the final Company Value used in calculating such Final Awards, then the amount of the Final Awards shall be increased to reflect such higher valuation. Except as otherwise provided in Section 6.1(c), any transactions occurring after the close of such six-month period shall have no effect on the Final Awards hereunder.

          (b)  Effect of Certain Events Before Determination Date.
               ---------------------------------------------------

               (i) Death, Disability or Certain Terminations Following a Change
                   -------------------------------------------------------------
          in Control. Subject to Section 6.1(c), if a Participant's termination
          ----------
          of employment with the Company occurs prior to the Determination Date by reason of the Participant's death or Disability, or under the circumstances described in Section 6.2(a), and if upon such termination, the Participant's Capital Account has a positive balance, such Participant, or his or her heirs or estate, shall receive a distribution of a Final Award consisting of such Capital Account balance as soon as administratively practicable following the determination of the final Annual Incentive Allocation of the Participant pursuant to Section 5.2(b) for the Fiscal Year in which such event occurs. Such Final Award shall be paid to the Participant in cash or in such other form as the Committee shall determine. If, at such time, the Participant's Capital Account balance is negative, all rights of the Participant, and/or his or her heirs or estate, in the Participant's Capital Account shall be forfeited immediately.

               (ii) Retirement, Resignation, Termination by Company for Cause or
                    ------------------------------------------------------------
          Breach of Obligations. If a Participant's termination of employment
          ---------------------
          with the Company occurs prior to the Determination Date by reason of the Participant's retirement or resignation from employment (other than a resignation described in Section 6.2(a)) or the discharge of the Participant from employment by the Company for Cause, or if a Participant breaches the Non-Compete and Confidentiality Agreement referred to in Article IV, all rights of the Participant, and/or his or her heirs or estate, in the Participant's Capital Account shall be forfeited immediately.

               (iii) Termination by Company Without Cause or Other Termination
                     ---------------------------------------------------------
          of Employment Subject to Section 6.1(c), if a Participant's employment
          -------------
          terminates prior to the Determination Date by reason of discharge from employment by the Company without Cause (other than a discharge described in Section 6.2(a)) or for any other reason except those described in Section 6.1(b)(i) or (ii), and if upon such termination, the Participant's Capital Account has a positive balance, such Participant, or his or her heirs or estate, shall receive after the Determination Date a distribution of a Final Award, consisting of the Participant's Capital Account balance on the last day of the Fiscal Year in which such event occurs (reflecting any final allocation to which the Participant may be entitled under Section 5.2(b)). Such Final Award shall be paid at the same time as Final Awards are payable pursuant to Section 6.1(a), in cash or in such other form as the Committee shall determine.

          (c) Delay Pending Company Sale. Notwithstanding the provisions of
              --------------------------
     Section 6.1(a) and (b), the Board of Directors may notify the President in writing at least 90 days before the Determination Date of its election to have the final Company Value determined by a sale to a third party or an initial public offering by a good faith notice of such intent including a reasonable estimate of the timing of such event. In the event that a binding commitment with respect to such a third party sale is not obtained, or such a public offering is not consummated, within the period of time estimated in such written notice, the amount of such Final Awards shall be determined retroactively as of the Determination Date under subsections (a) and (b) of this Section 6.1, as appropriate, and without regard to the foregoing provisions of this subsection (c).

          Section 6.2 Change in Control. This Section 6.2 shall have no force or
                      -----------------
effect prior to the occurrence of a Change in Control and only be applicable if a Change in Control shall occur prior to the payment of all amounts due to all Participants under the Plan.

          (a) If a Change in Control occurs before the Determination Date, and if after such Change in Control and before the Determination Date has otherwise occurred such

     Participant's employment with the Company terminates by reason of a discharge by the Company without Cause or Resignation for Good Reason, then the Participant shall be entitled to a distribution pursuant to Section 6.1(b)(i).

          (b) Following a Change in Control, the Company shall pay, upon written demand therefor by a Participant, all legal fees and expenses the Participant reasonably incurs as a result of any dispute or contest (regardless of the outcome thereof) by or with the Company or others regarding the validity or enforceability of, or liability under, any provision of this Plan, plus in each case, interest at the applicable Federal rate provided for in Section 7872(f)(2) of the Internal Revenue Code. The Participant agrees to repay to the Company any such fees and expenses paid or advanced by the Company if and to the extent that the Company or such others obtains a judgment or determination that the Participant's claim was frivolous or was without merit from the arbitrator or a court of competent jurisdiction from which no appeal may be taken, whether because the time to do so has expired or otherwise. Notwithstanding any provision hereof or any other agreement, the Company may offset any other obligation it has to the Participant by the amount of such repayment. The obligation of the Company and a Participant under this Section 6.3(b) shall survive the termination for any reason of this Plan.

          (c) In the event that following a Change in Control any dispute or difference arises between the Company and a Participant with respect to the subject matter of this Plan and the enforcement of rights hereunder, either the Participant or the Company may, by written notice to the other, require such dispute or difference to be submitted to arbitration. The arbitrator or arbitrators shall be selected by agreement of the parties or, if they cannot agree on an arbitrator or arbitrators within 30 days after one party has notified the other of his, her or its desire to have the question settled by arbitration, then the arbitrator or arbitrators shall be selected by the American Arbitration Association (the "AAA") in Pittsburgh, Pennsylvania, upon the application of the Participant. The determination reached in such arbitration shall be final and binding on all parties without any right of appeal or further dispute. Execution of the determination by such arbitrator may be sought in any court of competent jurisdiction. The arbitrators shall not be bound by judicial formalities and may abstain from following the strict rules of evidence and shall interpret this Plan as an honorable engagement and not merely as a legal obligation. Unless otherwise agreed by the parties, any such arbitration shall take place in Pittsburgh, Pennsylvania, and shall be conducted in accordance with the Rules of the AAA. The Participant's expenses for such proceeding shall be paid, or repaid to the Company, as the case may be, as provided in subsection (b) above.

          Section 6.3 Repayment of Benefits in Certain Circumstances. If a
                      ----------------------------------------------
Participant breaches the Non-Compete and Confidentiality Agreement referred to in Article IV at any time following the receipt of any payment or distribution under this Plan, other than a payment received more than two years after the termination of the Participant's employment with the Company, such payment or distribution may be rescinded by the Company by notice given to the Participant within two years after the date the payment is made. In the event of any such rescission, the Participant shall pay to the Company the amount of any payment or distribution received in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such payment or distribution any amount owed to the Participant by the Company.

                                   Article VII

                            Amendment and Termination
                            -------------------------

          The Committee shall have the power and authority to amend or terminate this Plan at any time and for any reason as it deems necessary or appropriate; provided, however, that no such amendment or termination shall, without the Participant's consent, adversely affect any benefit after the date it is earned in accordance with the terms of this Plan. If the Plan is terminated or substantially curtailed, the Company shall pay to all Participants a Final Award determined in accordance with Section 6.1, using as the Determination Date the effective date of such termination or curtailment. For purposes of the foregoing, a termination or substantial curtailment shall not be deemed to have occurred solely because of a reduction or elimination of a Participant's Allocation Percentage.

                                  Article VIII

                                  Miscellaneous
                                  -------------

          Section 8.1 Limitations on Transfer. Except as the Committee may
                      -----------------------
otherwise determine, the rights and interest of a Participant under this Plan may not be assigned or transferred other than by will or the laws of descent and distribution, during the lifetime of a Participant, only the Participant personally may exercise rights under this Plan.

          Section 8.2 Taxes. The Company shall be entitled to withhold (or
                      -----
secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any cash payment under this Plan, and the Company may defer the payment of cash hereunder unless and until indemnified to its satisfaction against any liability for such tax. The amount of such withholding or tax payment shall be determined by the Company.

          Section 8.3 No Right to Award; No Right to Employment. No employee or
                      -----------------------------------------
other person shall have any claim of right to be permitted to participate in or be granted an award under this Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any affiliate thereof.

          Section 8.4 Governing Law. The Plan and all determinations made and
                      -------------
actions taken pursuant to the Plan shall be governed by the laws of the Commonwealth of Pennsylvania other than the conflict of laws provisions of such laws, and shall be construed in accordance therewith.

          Section 8.5 Consent to Jurisdiction and Service of Process. The
                      ----------------------------------------------
Company and, as a condition to his or her participation under this Plan, each of the Participants shall be deemed to have expressly agreed and consented to the personal jurisdiction of the Court of Common Pleas for Allegheny County, Pennsylvania and/or the United States District Court for the Western District of Pennsylvania with respect to any dispute or controversy related to, arising under or in connection with this Plan, and that such courts, and only such courts, shall have exclusive jurisdiction to determine any controversy or dispute related to, arising under or in connection with this Plan. The Company and each of the Participants shall also be deemed to have expressly agreed that such courts are convenient forums for the parties to any such controversy or dispute and for any potential witnesses and that process issued out of any such court or in accordance with the rules of practice of such court may be served by mail or other forms of substituted service to the Company at the address of its principal executive office and to a Participant at his or her last known address as reflected in the Company's records.

          Section 8.6 No Strict Construction. No rule of strict construction
                      ----------------------
shall be implied against the Company, the Committee or any other person in the interpretation of any of the terms of the Plan, any award granted under the Plan or any rule or procedure established by the Committee.

          Section 8.7 Captions. The captions (i.e., all Article, Section and
                      --------
subsection headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize, or affect in any way the provisions of the Plan, and all provisions of the Plan shall be construed as if no captions had been used in the Plan.

          Section 8.8 Severability. Whenever possible, each provision in the
                      ------------
Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan shall be held to be prohibited by or invalid under applicable law, then (i) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (ii) all other provisions of the Plan shall remain in full force and effect.

          Section 8.9 Company Liability; Unfunded Plan. This Plan is a
                      --------------------------------
contractual obligation solely of the Company, and neither DQE nor any of its affiliates other than the Company shall have any direct or indirect liability or obligation to pay any amount due under this Plan to a Participant or any other person. The Plan shall at all times be an unfunded obligation of the Company payable from its general assets and no provision shall be at any time be made to segregate assets of the Company for payment of any amount under this Plan. No Plan or other person shall have any interest in any particular assets of the Company by reason of the amounts payable under this Plan and all Participants and other persons shall have only the rights of a general unsecured creditor of the Company with respect to any amounts payable under the Plan.

          Section 8.10 No Guarantees; No Limitation on Transactions. The Company
                       --------------------------------------------
has made no guarantees, representations, warranties or covenants to any Participant or any other person with respect to the Company's future business operations, the amount, nature or timing of future capital contributions to the Company or the value of future benefits under this Plan. Nothing in this Plan shall be construed as limiting the right or ability of DQE and its affiliates to engage in any Change in Control transaction or any other transaction affecting their respective interests or investments in the Company.

          Section 8.11 No Effect on Benefit Plans. Amounts paid to Participants
                       --------------------------
under this Plan shall not be taken into account for purposes of determining benefits under any other employee benefit plan, program or policy of the Company or any of its affiliates unless such plan, program or policy provides otherwise.

                                   Article IX

                                    Execution
                                    ---------

          WITNESS the due execution hereof this 27th day of May, 1999.

                                           DQE ENERGY SERVICES, INC.


                                           By:  /s/ David D. Marshall
                                                --------------------------------
                                                    David D. Marshall
                                                    Chairman of the Board

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